Exhibit 10.16

Execution Version

AMENDMENT NO. 1 TO CREDIT AGREEMENT

AMENDMENT NO. 1 (this “Amendment”), dated as of December 23, 2005, to CREDIT AGREEMENT, dated as of December 1, 2005 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among AVAGO TECHNOLOGIES FINANCE PTE. LTD., a company incorporated under the Singapore Companies Act (the “Company” or the “Singaporean Borrower”), a wholly-owned Subsidiary of AVAGO TECHNOLOGIES HOLDING PTE. LTD., a company incorporated under the Singapore Companies Act (“Holdings”), a wholly-owned Subsidiary of AVAGO TECHNOLOGIES LIMITED, a company incorporated under the Singapore Companies Act (“Parent”), AVAGO TECHNOLOGIES FINANCE S.À.R.L., a Grand Duchy of Luxembourg limited liability company (the “Lux Borrower”), AVAGO TECHNOLOGIES (MALAYSIA) SDN. BHD. (f/k/a Jumbo Portfolio Sdn. Bhd.) (Company No. 704181-P), a company incorporated in Malaysia under the Companies Act 1965 (the “Malaysian Borrower”), AVAGO TECHNOLOGIES WIRELESS (U.S.A.) MANUFACTURING INC., a Delaware corporation (“U.S. Wireless”), and AVAGO TECHNOLOGIES U.S. INC., a Delaware corporation (“U.S. Opco” and together with U.S. Wireless, collectively, the “U.S. Borrowers” and each a “U.S. Borrower”, and together with the Singaporean Borrower, the Lux Borrower and the Malaysian Borrower, collectively, the “Borrowers”), the lending institutions listed on the signature pages thereto as a “Lender” or that from time to time become parties thereto by execution of an Assignment and Acceptance (each a “Lender” and, collectively, the “Lenders”), CITICORP INTERNATIONAL LIMITED (HONG KONG), as Asian Administrative Agent, CITICORP NORTH AMERICA, INC., as Tranche B-1 Term Loan Administrative Agent and as Collateral Agent, CITIGROUP GLOBAL MARKETS INC., as Joint Lead Arranger and Joint Lead Bookrunner, LEHMAN BROTHERS INC., as Joint Lead Arranger, Joint Lead Bookrunner and Syndication Agent, and CREDIT SUISSE, as Documentation Agent. Capitalized terms used herein but not defined herein are used as defined in the Credit Agreement, as amended hereby.

W I T N E S S E T H:

WHEREAS, the Required Lenders, the Borrowers and the Administrative Agents have agreed to amend the Credit Agreement on the terms and subject to the conditions herein provided.

NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and obligations herein set forth and other good and valuable consideration, the adequacy and receipt of which is hereby acknowledged, and in reliance upon the representations, warranties and covenants herein contained, the parties hereto, intending to be legally bound, hereby agree as follows:

Section 1. Amendments to the Credit Agreement. As of the Effective Date (as defined below), the Credit Agreement is hereby amended as follows:

Execution Version

(a) by deleting the cover page in its entirety and inserting in lieu thereof a cover page in the form attached hereto as Exhibit A.

(b) by deleting the introductory paragraph in its entirety and inserting in lieu thereof the following:

CREDIT AGREEMENT dated as of December 1, 2005, among AVAGO TECHNOLOGIES FINANCE PTE. LTD., a company incorporated under the Singapore Companies Act (the “Company” or the “Singaporean Borrower”), a wholly-owned Subsidiary of AVAGO TECHNOLOGIES HOLDING PTE. LTD., a company incorporated under the Singapore Companies Act (“Holdings”), a wholly-owned Subsidiary of AVAGO TECHNOLOGIES LIMITED, a company incorporated under the Singapore Companies Act (“Parent”), AVAGO TECHNOLOGIES FINANCE S.À.R.L., a Grand Duchy of Luxembourg limited liability company (the “Lux Borrower”), AVAGO TECHNOLOGIES (MALAYSIA) SDN. BHD. (f/k/a Jumbo Portfolio Sdn. Bhd.) (Company No. 704181-P), a company incorporated in Malaysia under the Companies Act 1965 (the “Malaysian Borrower”), AVAGO TECHNOLOGIES WIRELESS (U.S.A.) MANUFACTURING INC., a Delaware corporation (“U.S. Wireless”), and AVAGO TECHNOLOGIES U.S. INC., a Delaware corporation (“U.S. Opco” and together with U.S. Wireless, collectively, the “U.S. Borrowers” and each a “U.S. Borrower”, and together with the Singaporean Borrower, the Lux Borrower and the Malaysian Borrower, collectively, the “Borrowers”), the lending institutions listed on the signature pages hereto as a “Lender” or that from time to time become parties hereto by execution of an Assignment and Acceptance (each a “Lender” and, collectively, the “Lenders”), CITICORP INTERNATIONAL LIMITED (HONG KONG), as Asian Administrative Agent, CITICORP NORTH AMERICA, INC., as Tranche B Term Loan Administrative Agent and as Collateral Agent, CITIGROUP GLOBAL MARKETS INC., as Joint Lead Arranger and Joint Lead Bookrunner, LEHMAN BROTHERS INC., as Joint Lead Arranger, Joint Lead Bookrunner and Syndication Agent, CREDIT SUISSE, as Documentation Agent, OVERSEA-CHINESE BANKING CORPORATION LIMITED, as Singaporean Managing Agent, and THE ROYAL BANK OF SCOTLAND, as Senior Managing Agent (such term and each other capitalized term used but not defined in this introductory statement having the meaning provided in Section 1).

(c) by inserting the following definitions in Section 1.1 in alphabetical order (which definitions, if applicable, shall replace in their entirety the corresponding definitions in such section and all references thereto):

“Agents” shall mean each of the Joint Lead Arrangers, each of the Administrative Agents, the Collateral Agent, the Syndication Agent, the Documentation Agent, the Singaporean Managing Agent and the Senior Managing Agent.

Execution Version

“Asian Administrative Agent” shall mean Citicorp International Limited (Hong Kong) as agent for the Revolving Credit Lenders.

“Senior Managing Agent” shall mean The Royal Bank of Scotland, together with its affiliates, as the senior managing agent for the Lenders under this Agreement and the other Credit Documents.

“Singaporean Managing Agent” shall mean Oversea-Chinese Banking Corporation Limited, together with its affiliates, as the Singaporean managing agent for the Lenders under this Agreement and the other Credit Documents.

“Tranche B Term Loan Administrative Agent” shall mean Citicorp North America, Inc., as the administrative agent for the Tranche B Term Loan Lenders.

(d) by deleting Section 2.3(a)(ii) in its entirety and inserting in lieu thereof the following:

(ii) Tranche B-2 Term Loan Borrowings. The Company shall give the Tranche B Term Loan Administrative Agent at such Administrative Agent’s Office prior to 12:00 Noon (New York time) at least five Business Days’ prior written notice (or telephonic notice promptly confirmed in writing) of the Borrowing of Tranche B-2 Term Loans.

(e) by deleting Section 2.3(a)(iii) in its entirety and inserting in lieu thereof the following:

(iii) Notice of Borrowing. Each notice under clauses (i) or (ii) above (together with each notice of a Borrowing of Revolving Credit Loans pursuant to Section 2.3(b) and each notice of a Borrowing of Swingline Loans pursuant to Section 2.3(c), a “Notice of Borrowing”) shall be irrevocable and shall specify (A) the aggregate principal amount of the Term Loans to be made, (B) the date of the Borrowing (which (x) in the case of the Tranche B-1 Term Loan shall be the Closing Date and (y) in the case of Tranche B-2 Term Loan shall not be less than five Business Days after the date on which the Tranche B Term Loan Administrative Agent has been provided with a certificate of an Authorized Officer of the Company as provided in Section 7.3(d)(ii)), (C) whether the Term Loans shall consist of ABR Loans and/or LIBOR Term Loans, and (D) if the Term Loans are to include LIBOR Term Loans, the Interest Period to be initially applicable thereto. The Tranche B Term Loan Administrative Agent shall promptly give each Tranche B-1 Term Loan Lender or each Tranche B-2 Term Loan Lender, as applicable, written notice (or telephonic notice promptly confirmed in writing) of the proposed Borrowing of Term Loans, of such Term Loan Lender’s proportionate share thereof and of the other matters covered by the related Notice of Borrowing.

(f) by deleting Section 2.5(a) in its entirety and inserting in lieu thereof the following:

Execution Version

(a) The Lux Borrower shall repay to the Tranche B Term Loan Administrative Agent, for the benefit of the Tranche B-1 Term Loan Lenders, on the Tranche B Term Loan Maturity Date, the then-unpaid Tranche B-1 Term Loans, in U.S. Dollars. The Company shall repay to the Tranche B Term Loan Administrative Agent, for the benefit of the Tranche B-2 Term Loan Lenders, on the Tranche B Term Loan Maturity Date, the then-unpaid Tranche B-2 Term Loans, in U.S. Dollars. Each Borrower shall repay to the Asian Administrative Agent (i) for the benefit of the applicable Lenders, on the Revolving Credit Maturity Date, the then-unpaid Revolving Credit Loans made to such Borrower in the currency such Revolving Credit Loans have been made and (ii) for the account of the applicable Swingline Lender, on the Swingline Maturity Date, the then-unpaid Swingline Loans made to such Borrower in the currency such Swingline Loans have been made.

(g) by deleting Section 2.5(b)(ii) in its entirety and inserting in lieu thereof the following:

(ii) In the event that Tranche B-2 Term Loans are made, the Company shall repay to the Tranche B Term Loan Administrative Agent, for the benefit of the Tranche B-2 Term Loan Lenders, the Tranche B-2 Term Loans on each Tranche B Repayment Date occurring on or after the date the Tranche B-2 Term Loans are made in an amount equal to (i) the aggregate principal amount of Tranche B-2 Term Loans, times (ii) the ratio (expressed as a percentage) of (y) the amount of all Tranche B-1 Term Loans required to be repaid on such Tranche B Repayment Date and (z) the total aggregate principal amount of all Tranche B-1 Term Loans outstanding on the date the Tranche B-2 Term Loans were made (each, a “Tranche B-2 Repayment Amount”).

(h) by deleting Section 4.1(a)(v) in its entirety and inserting in lieu thereof the following:

(v) The Company agrees to pay to the Tranche B Term Loan Administrative Agent in U.S. Dollars, for the account of each Lender having a Tranche B-2 Term Loan Commitment (in each case pro rata according to the respective Tranche B-2 Term Loan Commitments of all such Lenders), a commitment fee for each day from and including the Closing Date to but excluding the Tranche B-2 Term Loan Commitment Termination Date) at a rate of 1% per annum on the aggregate amount of the Tranche B-2 Term Loan Commitment. Such commitment fee shall be payable in arrears (x) on the last day of each March, June, September and December (for the three-month period (or portion thereof) ended on such day for which no payment has been received) and (y) on the Tranche B-2 Term Loan Commitment Termination Date (for the period ended on such date for which no payment has been received pursuant to clause (x) above).

(i) by deleting Section 4.3(a) in its entirety and inserting in lieu thereof the following:

Execution Version

(a) (x) The Tranche B-1 Term Loan Commitments shall terminate at 5:00 p.m. (New York City time) on the Closing Date and (y) the Tranche B-2 Term Loan Commitments shall terminate at 5:00 p.m. (New York time) on the Tranche B-2 Term Loan Commitment Termination Date.

(j) by deleting in Section 7.3(a) each reference to the “Asian Administrative Agent” and inserting in lieu thereof a reference to the “Tranche B Term Loan Administrative Agent.”

(k) by deleting Section 12.1(a) and (b) in their entirety and inserting in lieu thereof the following:

(a) Each Tranche B Term Loan Lender hereby irrevocably designates and appoints the Tranche B Term Loan Administrative Agent as the agent of such Tranche B Term Loan Lender under this Agreement and the other Credit Documents, and each such Tranche B Term Loan Lender irrevocably authorizes the Tranche B Term Loan Administrative Agent, in such capacity, to take such action on its behalf under the provisions of this Agreement and the other Credit Documents and to exercise such powers and perform such duties as are expressly delegated to the Tranche B Term Loan Administrative Agent by the terms of this Agreement and the other Credit Documents, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in this Agreement, the Tranche B Term Loan Administrative Agent shall not have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Credit Document or otherwise exist against the Tranche B Term Loan Administrative Agent.

(b) Each Revolving Credit Lender hereby irrevocably designates and appoints the Asian Administrative Agent as the agent of such Revolving Credit Lender under this Agreement and the other Credit Documents, and each such Revolving Credit Lender irrevocably authorizes the Asian Administrative Agent, in such capacity, to take such action on its behalf under the provisions of this Agreement and the other Credit Documents and to exercise such powers and perform such duties as are expressly delegated to the Asian Administrative Agent by the terms of this Agreement and the other Credit Documents, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in this Agreement, the Asian Administrative Agent shall not have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Credit Document or otherwise exist against the Asian Administrative Agent.

(l) by deleting Section 12.5 in its entirety and inserting in lieu thereof the following:

Execution Version

12.5 Notice of Default. No Administrative Agent or the Collateral Agent shall be deemed to have knowledge or notice of the occurrence of any Default or Event of Default hereunder unless such Administrative Agent or the Collateral Agent has received notice from a Lender or a Borrower referring to this Agreement, describing such Default or Event of Default and stating that such notice is a “notice of default”. In the event that the Tranche B Term Loan Administrative Agent receives such a notice, it shall give notice thereof to the Tranche B Term Loan Lenders, the Asian Administrative Agent and the Collateral Agent. In the event that the Asian Administrative Agent receives such a notice, it shall give notice thereof to the Revolving Credit Lenders, the Tranche B Term Loan Administrative Agent and the Collateral Agent. Each Administrative Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Required Lenders, provided that unless and until such Administrative Agent shall have received such directions, the Tranche B Term Loan Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of the Tranche B Term Loan Lenders and the Asian Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of the Revolving Credit Lenders (in each case, except to the extent that this Agreement requires that such action be taken only with the approval of the Required Lenders or each of the Lenders, as applicable).

(m) by deleting Section 12.9 in its entirety and inserting in lieu thereof the following:

12.9 Successor Agents. Each Administrative Agent may resign as Administrative Agent and the Collateral Agent may resign as Collateral Agent upon 20 days’ prior written notice to the Lenders and the Company. If any Administrative Agent shall resign as Administrative Agent or the Collateral Agent shall resign as Collateral Agent under this Agreement and the other Credit Documents, then the Required Lenders shall (a) if such resigning Administrative Agent is the Tranche B Term Loan Administrative Agent, appoint from among the Tranche B Term Loan Lenders a successor agent for the Tranche B Term Loan Lenders, (b) if such resigning Administrative Agent is the Asian Administrative Agent, appoint from among the Revolving Credit Lenders a successor agent for the Revolving Credit Lenders or (c) if the Collateral Agent shall resign, appoint from among the Lenders a successor Collateral Agent, which successor agent in each case, shall be approved by the Company (which approval shall not be unreasonably withheld) so long as no Default or Event of Default is continuing, whereupon such successor agent shall succeed to the rights, powers and duties of the Tranche B Term Loan Administrative Agent, the Asian Administrative Agent or the Collateral Agent, as the case may be, and the term “Tranche B Term Loan Administrative Agent”, “Asian Administrative Agent” or “Collateral Agent”, as the case may be, shall mean such successor agent effective upon such appointment and approval, and the former Administrative Agent’s or

Execution Version

Collateral Agent’s rights, powers and duties as Administrative Agent or Collateral Agent, as the case may be, shall be terminated, without any other or further act or deed on the part of such former Administrative Agent or Collateral Agent, as the case may be, or any of the parties to this Agreement or any holders of the Loans. After any retiring Administrative Agent’s or Collateral Agent’s resignation as Administrative Agent or Collateral Agent, as the case may be, the provisions of this Section 12 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent or Collateral Agent under this Agreement and the other Credit Documents.

(n) by deleting from Section 13.6(b)(vi) each reference to the “Asian Administrative Agent” and inserting in lieu thereof a reference to the “Tranche B Term Loan Administrative Agent” and by deleting from the proviso in clause (A) thereof the reference to “Hong Kong time” and inserting in lieu thereof a reference to “New York time.”

(o) by deleting from Section 13.2 the reference to the “Tranche B-1 Administrative Agent” and inserting in lieu thereof a reference to the “Tranche B Term Loan Administrative Agent.”

(p) by deleting Schedule 1.1(a) in its entirety and inserting in lieu thereof a new Schedule 1.1(a) in the form attached hereto as Exhibit B

(q) by deleting Schedule 1.1(c) in its entirety and inserting in lieu thereof a new Schedule 1.1(c) in the form attached hereto as Exhibit C.

Section 2. Conditions Precedent. This Amendment shall become effective as of the date (the “Effective Date”) on which each of the following conditions precedent shall have been satisfied or duly waived:

(a) Certain Documents. The Administrative Agents shall have received each of the following:

(i) this Amendment, duly executed by each of the Credit Parties, the Administrative Agents and each of the other Agents party hereto; and

(ii) Acknowledgment and Consent, in the form set forth hereto as Exhibit D, duly executed by each of the Requisite Lenders.

(b) Representations and Warranties. Each of the representations and warranties contained in Section 3 below shall be true and correct in all material respects.

(c) No Default or Event of Default. After giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.

Section 3. Representations and Warranties. Each Credit Party hereby jointly and severally represents and warrants to the Administrative Agents and each Lender, with respect to all Credit Parties, as follows:

Execution Version

(a) After giving effect to this Amendment, each of the representations and warranties in the Credit Agreement and in the other Credit Documents are true and correct in all material respects on and as of the date hereof as though made on and as of such date, except to the extent that any such representation or warranty expressly relates to an earlier date and except for changes therein expressly permitted by the Credit Agreement.

(b) The execution, delivery and performance by each Credit Party of this Amendment have been duly authorized by all requisite corporate, limited liability company or limited partnership action on the part of such Credit Party and will not violate any of the articles of incorporation or bylaws (or other constituent documents) of such Credit Party.

(c) This Amendment has been duly executed and delivered by each Credit Party, and each of this Amendment and the Credit Agreement as amended hereby constitutes the legal, valid and binding obligation of such Credit Party, enforceable against such Credit Party in accordance with their terms, except as the same may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the rights of creditors generally and by general principles of equity.

(d) After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing as of the date hereof.

Section 4. Costs and Expenses. As provided in Section 13.5 of the Credit Agreement, the Company agrees to reimburse the Agents for all reasonable fees, costs and expenses, including the reasonable fees, costs and expenses of counsel or other advisors for advice, assistance or other representation in connection with this Amendment.

Section 5. Reference to and Effect on the Credit Documents.

(a) As of the Effective Date, each reference in the Credit Agreement and the other Credit Documents to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Credit Documents to the Credit Agreement (including, without limitation, by means of words like “thereunder,” “thereof” and words of like import), shall mean and be a reference to the Credit Agreement as amended hereby, and this Amendment and the Credit Agreement shall be read together and construed as a single instrument. Each of the table of contents and lists of Exhibits and Schedules of the Credit Agreement shall be amended to reflect the changes made in this Amendment.

(b) Except as expressly amended hereby, all of the terms and provisions of the Credit Agreement and all other Credit Documents are and shall remain in full force and effect and are hereby ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Agent, any Lender or the Letter of Credit Issuer under the Credit Agreement or any Credit Document, or constitute a waiver or amendment of any other provision of the Credit Agreement or any Credit Document except as and to the extent expressly set forth herein.

Execution Version

(d) Each Credit Party hereby confirms that the guaranties, security interests and liens granted pursuant to the Credit Documents continue to guarantee and secure the Obligations as set forth in the Credit Documents and that such guaranties, security interests and liens remain in full force and effect.

Section 6. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Receipt by the Administrative Agents of a facsimile copy of an executed signature page hereof shall constitute receipt by the Administrative Agents of an executed counterpart of this Amendment.

Section 7. Governing Law. This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

Section 8. Headings. Section headings contained in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.

Section 9. Waiver of Jury Trial. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING WITH RESPECT TO THIS AMENDMENT OR ANY OTHER CREDIT DOCUMENT.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers and members thereunto duly authorized, on the date indicated below.

AVAGO TECHNOLOGIES FINANCE PTE. LTD.

By:	/s/ Adam H. Clammer
Name: Adam H. Clammer
Title: Director

AVAGO TECHNOLOGIES HOLDING PTE. LTD.

By:	/s/ Adam H. Clammer
Name: Adam H. Clammer
Title: Director

AVAGO TECHNOLOGIES FINANCE S.A.R.L.

By:	/s/ Adam H. Clammer
Name: Adam H. Clammer
Title: Manager

AVAGO TECHNOLOGIES WIRELESS (U.S.A.)
MANUFACTURING INC.

By:	/s/ Adam H. Clammer
Name: Adam H. Clammer
Title: President and Director

AVAGO TECHNOLOGIES U.S. INC.

By:	/s/ Adam H. Clammer
Name: Adam H. Clammer
Title: President and Director

AVAGO TECHNOLOGIES (MALAYSIA) SDN. BHD. (f/k/a Jumbo Portfolio Sdn. Bhd.)

/s/ Adam H. Clammer
	Name:	Adam H. Clammer
	Title:	Director

CITICORP NORTH AMERICA, INC., as Tranche B Term Loan Administrative Agent, Collateral Agent, and Lender

By:	/s/ David J. Windnam
	Name:	David J. Windnam
	Title:	Vice President

CITICORP INTERNATIONAL LIMITED (HONG KONG), as Asian Administrative Agent

By:	/s/ Justin Crawe
	Name:	Justin Crawe
	Title:	Vice President

CITICORP N.A., SINGAPORE BRANCH, as Lender and Letter of Credit Issuer

By:	/s/ David J. Windnam
	Name:	David J. Windnam
	Title:	Vice President

CITIBANK BERHAD, as Lender

By:	/s/ Jacob Chia
	Name:	Jacob Chia
	Title:	Corporate Bank Head Penning

LEHMAN COMMERCIAL PAPER INC., as Lender

By:	/s/ Craig Malloy
	Name:	Craig Malloy
	Title:	Authorized Signatory

LEHMAN BROTHERS INC., as Joint Lead Arranger and as Syndication Agent

By:	/s/ Craig Malloy
	Name:	Craig Malloy
	Title:	Vice President

CREDIT SUISSE, Cayman Islands Branch, as Documentation Agent and Lender

By:	/s/ Alain Daoust
	Name:	Alain Daoust
	Title:	Director

By:	/s/ Denise Alvarez
	Name:	Denise Alvarez
	Title:	Associate

CREDIT SUISSE, Singapore Branch, as Lender

By:	/s/ Christine Knight
	Name:	Christine Knight
	Title:	Director

By:	/s/ Robin Rheaume
	Name:	Robin Rheaume
	Title:	Director

OVERSEA-CHINESE BANKING CORPORATION LIMITED, as Singaporean Managing Agent and Lender

By:	/s/ Ms. Elaine Lam
	Name:	Ms. Elaine Lam
	Title:	Co-Head, WCM

THE ROYAL BANK OF SCOTLAND, as Senior Managing Agent and Lender

By:	/s/ Robert Garden
	Name:	Robert Garden
	Title:	General Manager

EXHIBIT A

$975,000,000

CREDIT AGREEMENT

DATED AS OF DECEMBER 1, 2005

AMONG

AVAGO TECHNOLOGIES FINANCE PTE. LTD.,

AVAGO TECHNOLOGIES FINANCE S.À.R.L.,

AVAGO TECHNOLOGIES (MALAYSIA) SDN. BHD.(F/K/A JUMBO PORTFOLIO SDN. BHD.),

AVAGO TECHNOLOGIES WIRELESS (U.S.A.) MANUFACTURING INC.,

AVAGO TECHNOLOGIES U.S. INC.

AS BORROWERS

AVAGO TECHNOLOGIES HOLDING PTE. LTD.

AS HOLDINGS

AND

THE SEVERAL LENDERS

FROM TIME TO TIME PARTIES HERETO

CITICORP INTERNATIONAL LIMITED (HONG KONG),

AS ASIAN ADMINISTRATIVE AGENT

CITICORP NORTH AMERICA, INC.,

AS TRANCHE B TERM LOAN ADMINISTRATIVE AGENT AND AS COLLATERAL AGENT

CITIGROUP GLOBAL MARKETS INC.,

AS JOINT LEAD ARRANGER AND JOINT LEAD BOOKRUNNER

LEHMAN BROTHERS INC.,

AS JOINT LEAD ARRANGER, JOINT LEAD BOOKRUNNER AND SYNDICATION AGENT

CREDIT SUISSE,

AS DOCUMENTATION AGENT

OVERSEA-CHINESE BANKING CORPORATION LIMITED,

AS SINGAPOREAN MANAGING AGENT

THE ROYAL BANK OF SCOTLAND,

AS SENIOR MANAGING AGENT

Weil, Gotshal & Manges LLP

767 Fifth Avenue

NEW YORK, NEW YORK 10153-0119

EXHIBIT B

New Schedule 1.1(b)

EXHIBIT C

New Schedule 1.1(c)

Exhibit D

1.1(c)-1

ACKNOWLEDGEMENT AND CONSENT

To:	Citicorp North America, Inc.
Global Loans Support Services
2 Penns Way, Suite 110
New Castle, Delaware 19720
Attention: Lisa Rodrigues

Citicorp International Limited
13/F, Two Harbourfront
22 Tak Funk Street
Hunghom, Kowloon,
Hong Kong
Attention: Loan Agency

Re: Avago Technologies Finance Pte. Ltd. and certain of its Subsidiaries

Reference is made to the CREDIT AGREEMENT, dated as of December 1, 2005 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among AVAGO TECHNOLOGIES FINANCE PTE. LTD., a company incorporated under the Singapore Companies Act (the “Company” or the “Singaporean Borrower”), a wholly-owned Subsidiary of AVAGO TECHNOLOGIES HOLDING PTE. LTD., a company incorporated under the Singapore Companies Act (“Holdings”), a wholly-owned Subsidiary of AVAGO TECHNOLOGIES LIMITED, a company incorporated under the Singapore Companies Act (“Parent”), AVAGO TECHNOLOGIES FINANCE S.À.R.L., a Grand Duchy of Luxembourg limited liability company (the “Lux Borrower”), AVAGO TECHNOLOGIES (MALAYSIA) SDN. BHD. (f/k/a Jumbo Portfolio Sdn. Bhd.) (Company No. 704181-P), a company incorporated in Malaysia under the Companies Act 1965 (the “Malaysian Borrower”), AVAGO TECHNOLOGIES WIRELESS (U.S.A.) MANUFACTURING INC., a Delaware corporation (“U.S. Wireless”), and AVAGO TECHNOLOGIES U.S. INC., a Delaware corporation (“U.S. Opco” and together with U.S. Wireless, collectively, the “U.S. Borrowers” and each a “U.S. Borrower”, and together with the Singaporean Borrower, the Lux Borrower and the Malaysian Borrower, collectively, the “Borrowers”), the lending institutions listed on the signature pages thereto as a “Lender” or that from time to time become parties thereto by execution of an Assignment and Acceptance (each a “Lender” and, collectively, the “Lenders”), CITICORP INTERNATIONAL LIMITED (HONG KONG), as Asian Administrative Agent, CITICORP NORTH AMERICA, INC., as Tranche B-1 Term Loan Administrative Agent and as Collateral Agent, CITIGROUP GLOBAL MARKETS INC., as Joint Lead Arranger and Joint Lead Bookrunner, LEHMAN BROTHERS INC., as Joint Lead Arranger, Joint Lead Bookrunner and Syndication Agent, and CREDIT SUISSE, as Documentation Agent. Unless otherwise specified herein, all capitalized terms used in this Amendment shall have the meanings ascribed to such terms in the Credit Agreement.

The Administrative Agents have requested that the Lenders consent to an amendment to the Credit Agreement on the terms described in Amendment No. 1 to the Credit Agreement (the “Amendment”), the form of which is attached hereto.

Pursuant to Section 13.1 of the Credit Agreement, the undersigned Lender hereby consents to the terms of the Amendment and authorizes the applicable Administrative Agent to execute and deliver the Amendment on its behalf.

Very truly yours,

[Name of Lender]

By:
Name:
Title:

Dated as of December [    ], 2005

[SIGNATURE PAGE TO LENDER CONSENT TO AVAGO AMENDMENT NO. 1]